-----------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): June 26, 1998


           CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of June 26, 1998, providing for the issuance of the CWMBS,
              INC., Residential Asset Securitization Trust 1998-A8,
               Mortgage Pass-Through Certificates, Series 1998-H).


                                   CWMBS, INC.
                                   ---------
            (Exact name of registrant as specified in its charter)


        Delaware                  333-45887                 95-4449516
----------------------------     ------------           -------------------
(State or Other Jurisdiction     (Commission            (I.R.S. Employer
     of Incorporation)           File Number)           Identification No.)



  4500 Park Granada
  Calabasas, California                                       91302
  ---------------------                                     ----------
  (Address of Principal                                     (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (818) 304-5591
-----------------------------------------------------------------



Item 5.  Other Events.
----     ------------

Filing of Computational Materials
---------------------------------

         Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWMBS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Mortgage Pass-Through Certificates, Series 1998-H.

         In connection with the offering of the Mortgage Pass-Through Certificates, Series 1998-H, Lehman Brothers Inc. ("LB"), as the underwriter of the Underwritten Certificates, has prepared certain materials (the "LB Computational Materials") for distribution to its potential investors. Although the Company provided LB with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the LB Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The LB Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated June 26, 1998.


----------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated March 18, 1998 and the prospectus supplement dated June 26, 1998, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 1998-H.


Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1     LB Computational Materials.
                  filed on Form SE dated June 26, 1998.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CWMBS, INC.



                                    By: /s/ David Spector
                                        -----------------------
                                         David Spector
                                         Vice President



Dated:  June 26, 1998



Exhibit Index
-------------

Exhibit                                                                 Page
-------                                                                 ----

99.1          LB Computational Materials filed on Form SE dated
              June 26, 1998.